UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2024

DATASEA INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38767	45-2019013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20th Floor, Tower B, Guorui Plaza
1 Ronghua South Road Technological Development Zone,
Beijing, People’s Republic of China 100176

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-56145240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DTSS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On September 27, 2024 (the “Effective Date”), Datasea Inc., a Nevada corporation (the “Company”), entered into subscription agreements (the “Subscription Agreements”) with three non-U.S. investors (the “Investors”), including Zhixin Liu, the Company’s Chairman of the Board, Chief Executive Officer, President and Secretary, and Fu Liu, a Director of the Company, pursuant to which the Company agreed to sell and the Investors agreed to purchase an aggregate of 1,932,224 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a purchase price of $2.06 per share (the “Purchase Price”), which was equal to the closing price of the Common Stock on The Nasdaq Capital Market on September 26, 2024 (the “Offering”). Pursuant to the terms of the Subscription Agreements, each Investor must pay the Purchase Price for the number of Shares such Investor purchased within 15 days of the Effective Date. In addition, the Investors have agreed to hold the Shares for at least 180 days following the Effective Date.

Each Investor has represented that it is not a resident of the United States and is not a “U.S. person” as defined in Rule 902(k) of Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and is not acquiring the Shares for the account or benefit of any U.S. person.

In reliance upon the Investors’ representations to the Company, the issuances of the Shares are exempt from the registration requirements of the Securities Act, pursuant to Regulation S promulgated thereunder.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is filed herewith as Exhibit 10.1, and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASEA INC.

October 3, 2024	By:	/s/ Zhixin Liu
		Name:	Zhixin Liu
		Title:	Chief Executive Officer

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